Mercer Crossing – Dallas, TX Factory at Garco – North Charleston, SC Pointe at Lenox Park – Atlanta, GA Investor Presentation August 2018

Safe Harbor Certain information contained in this presentation, together with other cause actual outcomes or other events to differ materially from any such statements and information publicly disseminated by BRT Apartments forward-looking statements appear in the Company’s Annual Report on Corp. (the “Company”), constitute forward-looking statements within the Form 10-K for the year ended September 30, 2017 and the Quarterly meaning of Section 27A of the Securities Act of 1933, as amended, and Reports on Form 10-Q filed with the SEC thereafter, and in particular the Section 21E of the Securities and Exchange Act of 1934, as amended. sections of such document entitled “Item 1A. Risk Factors” and These statements involve assumptions and forecasts that are based “Management’s Discussion and Analysis of Financial Condition and upon our current assessments of certain trends, risks and uncertainties, Results of Operations”. You should not rely on forward- looking which assumptions appear to be reasonable to us at the time they are statements since they involve known and unknown risks, uncertainties made. We intend such forward-looking statements to be covered by the and other factors which are, in some cases, beyond our control and safe harbor provision for forward-looking statements contained in the which could materially affect actual results or performance referred to Private Securities Litigation Reform Act of 1995 and include this above. We undertake no obligation to publicly update or revise any statement for the purpose of complying with these safe harbor forward-looking statements included in this presentation, whether as a provisions. Information regarding certain important factors that could result of new information, future events or otherwise. Our fiscal year begins on October 1st and ends on September 30th. Except with respect to the timeline that appears on page 7 which is presented on a calendar year basis, all references to a year (e.g., 2017), refer to the applicable fiscal year ended September 30th.

BRT Apartments is an owner and operator of Class B value-add and select Class A multi-family assets primarily in superior Sun Belt locations. The Company uses its expert structuring capabilities to maximize return for its stockholders while mitigating risk. 3 Parkway Grande – San Marcos, TX Vanguard Heights – Creve Coeur, MO Verandas at Alamo Ranch – San Antonio, TX

Investments Highlights Differentiated Strategy Stable Portfolio and Proven Management Strong Growth ▪ Focused on growth Robust Pipeline with Close Alignment Opportunity markets, targeting ▪ Primarily acquire of Interests between ▪ Target assets in the assets where we can properties with 90+% Management and Sun Belt in areas that create value using occupancy Stockholders have high job and ▪ repositioning and ▪ Strong deal flow from Management and population growth and renovation programs existing network of affiliates owns 38.4% of relatively low cost ▪ Extensive JV network partners and brokers the Company’s total of living mitigating risk and equity expanding our ability to ▪ Internalized grow into ideal markets Management ▪ Purchase price between ▪ Attractive annual $20 million and $100 dividend yield of 6.2%1 million with an equity contribution of $2 million and $20 million PAGE 4 [1] As of August 15, 2018

Capitalizing on Favorable Multi-family Trends ▪ Multi-family apartments have seen tremendous growth in recent years due to high demand, driven partially by millennial’s preference to rent rather than to buy ▪ Buying opportunities in Sun Belt markets where cap rates are still attractive with positive net migration in the millennial age group moving into the area ▪ Middle class renters drive demand in our markets, who are more likely to rent Class B apartments ▪ We believe we can buy select Class A and Class B apartments that offer attractive yields and growth Net Migration from Snow Belt to Sun Belt PAGE 5 Source: Brookings Institution

Proven Senior Management Team More than 30 Years experience in Multi-family Jeffrey A. Gould, Ryan W. Baltimore, President and CEO Vice President President and CEO since 2002 Vice President Senior Vice President and Member of the Board Corporate Strategy and Portfolio Management of Directors of One Liberty Properties, Inc. (NYSE: OLP) since 1999 Vice President of Georgetown Partners, Inc., managing general partner of Gould Investors L.P. since 1996 George E. Zweier, Chief Financial Officer Vice President and CFO Mitchell K. Gould, Executive Vice President Executive Vice President Acquisitions and Asset Management David W. Kalish, Senior Vice President, Finance Senior Vice President – Finance since 1990 PAGE 6

Decades of Demonstrated Success in Multi-family Pre-2012 2014-2015 2017 ▪ ▪ ▪ Engaged in lending on commercial and Fully exited lending and servicing Acquired 7 assets, totaling 1,728 units mixed use properties business and acquired 17 properties with ▪ Sold 7 properties with 1,580 units 5,680 units ▪ Significant involvement in multi-family ▪ ▪ Announced dividend of $0.18 per share apartments and other real estate assets Announced internalization of management – – 1983 2012 2012 PRESENT 2012-2013 2016 2018 ▪ Commenced multi-family investing ▪ Acquired 11 assets, totaling 3,336 units ▪ Acquired 4 assets, totaling 1,597 units strategy in 2012 and acquired 5 properties ▪ Sold 6 properties with 2,206 units ▪ Sold 2 properties with 1,160 units with 1,451 units ▪ ▪ In 2013, acquired 9 properties with Increased dividend to $0.20 per share 2,334 units PAGE 7 Note: Some numbers reflect development/lease-up units

BRT’s Total Return Since 2017 ▪ Since December 30, 2016, BRT’s total return has been 68.9%, outperforming both the S&P 500 and the MSCI U.S. REIT Index over the same time period by 38.9% and 60.5%, respectively BRT RMS S&P 500 100.0% 80.0% 68.9% 60.0% 40.0% 30.0% 20.0% 8.4% 0.0% (20.0%) 12/30/16 2/28/17 4/30/17 6/30/17 8/31/17 10/31/17 12/31/17 2/28/18 4/30/18 6/30/18 PAGE 8 | Source: SNL; As of August 15, 2018

Differentiated Strategy Creating Meaningful Value ▪ Target assets with high NOI growth potential ▪ Focus on Create value through re-tenanting, repositioning, and value-add renovations to interior and exterior of property Growth Markets ▪ Growth through active property management ▪ High barriers to entry; minimal new development; less institutional competition ▪ JV structure leverages local expertise of joint venture partner network JV-Centric Strategy ▪ Superior flexibility to grow or exit markets versus vertically-integrated REITs ▪ Significant access to buying opportunities from strong JV partner network Proven Access ▪ Broad network of third party management companies, brokers and partner relationships to Investment Opportunities ▪ Flexible acquisition and funding profile; focus on one-off opportunities where major institutional buyers are not active ▪ BRT’s niche is the less competitive, higher returning properties with purchase price up to $100 million PAGE 9

Joint Venture Strategy Creating Value through Strong Operating Partnerships ▪ Receive numerous opportunities from both existing partners and potential partners through a strong network built Strong Deal from the successful lending platform and equity partnerships in the past Flow ▪ Have never advertised publicly but continue to see strong deal flow ▪ High “hit-rate” and efficiencies on deals as we only review deals when under contract ▪ Ability to enter and exit markets through a strong network Flexibility ▪ Have the ability to choose best-in-class third party management companies for BRT’s wholly owned properties and where the partners do not have a vertically integrated platform ▪ Local operators with expertise in specific markets provide value-added opportunities through Value-Creation extensive market knowledge through Local Partners ▪ Able to get “off-market” deals through the partners’ relationships with local brokers and owners PAGE 10

Acquisition Approach and Strategy Harnessing Partner Network to Facilitate Capital Deployment ACTIVE CONSERVATIVE TYPICAL DEAL CAPITAL PARTNER UNDERWRITING METRICS ILLUSTRATIVE VALUE ADD DEAL CAPITALIZATION Before Value Add After Value Add Actively involved in Efficient underwriting: $2 million to $20 million Program Program operations and asset management primarily equity investment management considers deals already Generally provide 65% to JV Partner: JV Partner: under contract by $4mm $6mm Strong local partner 80% of equity expertise accelerates site JV Partner, resulting requirement, pari passu selection and enhances in a high “hit rate” BRT: $16mm BRT: $26mm diligence process 60% – 70% LTV first Leverages relationship mortgage financing with JV partner to enhance quality of due Targeted 6% to 8% cash- Debt: $40mm Debt: $40mm diligence on-cash yield day one Working with partner Targeted 10% to maximizes ability to hone 20% IRR in on best locations for investment Willing to take preferred / Equity Equity senior equity position to Breakdown Breakdown enhance returns and 80% / 20% 80% / 20% mitigate risk $60mm $72mm Transaction Value 67% Leverage 56% Leverage PAGE 11

Focus on Growth Markets Strategically Concentrated in High Employment Markets KEY PORTFOLIO FIGURES 2 % of NOI Average Monthly Rental Rate $964 STATE PROPERTIES2 UNITS2 CONTRIBUTION2 Average Property Age (Years)2 21.6 Texas4 11 3,096 28% Average Cost per Unit3 $120,823 Georgia 5 1,545 17% Florida 4 1,248 13% Mississippi 2 776 9% Geographically Diverse Portfolio Missouri 4 775 9% South Carolina 3 683 7% Alabama 2 412 3% Indiana 1 400 2% Tennessee 1 300 4% Ohio 1 264 3% Virginia 1 220 3% Other1 - - 2% TOTAL 35 9,719 100% [1] Primarily reflects amounts from properties included in the Company's other assets segment related to a commercial leasehold position in Yonkers, NY [2] As of the quarter ending June 30, 2018. Excludes 402 units under development in West Nashville, TN. [3] Average cost reflects costs expended and estimated to be expended for renovations. PAGE 11 [4] Houston, Dallas, and San Antonio/Austin make up the Texas portfolio. Houston consists of 4 properties totaling 924 units and contributes 8% to NOI. Dallas consists of 3 properties totaling 1,284 units and contributes 11% to NOI. San Antonio/Austin consists of 4 properties totaling 888 units and contributes 9% to NOI.

Partnering with Private Owner/Operators Strong partnerships with national operators who manage/own 100,000+ units PAGE 13 | Note: Select group of BRT partners

1 Job Growth and Population Growth by Market 25.0% 20.4% 20.0% 17.7% 17.2% 16.8% 15.6% 15.0% 11.6% 11.0% 10.5% 10.0% 10.0% 8.5% 8.3% 8.1% 7.7% 6.9% 6.5% 5.6% 5.0% 3.5% 2.7% 0.0% Charleston, SC Houston, TX San Antonio, TX Dallas, TX Nashville, TN Atlanta, GA Columbia, SC United States Gateway Markets Employment Growth (2012-2017) Expected Population Growth (2018-2023) PAGE 14 Source: SNL [1] Select Southeast and Midwest Locations

Upside in rents due to Strong Value-Add Program and Stable Occupancy AVERAGE RENT PER UNIT1 PORTFOLIO OCCUPANCY1/2 $1,400 $1,239 100.0% $1,200 $1,058 $964 $967 $1,009 98.0% $1,000 95.3% $800 96.0% 94.1% 94.2% 94.2% 93.6% $600 94.0% $400 92.0% $200 $0 90.0% BRT NXRT IRT APTS BRG BRT IRT NXRT BRG APTS AVERAGE AGE OF PROPERTY (YEARS)1 AVERAGE SAME STORE NOI GROWTH LTM3 30 10.0% 9.2% 26 9.0% 25 22 8.0% 20 7.0% 6.0% 6.0% 4.8% 15 13 5.0% 10 4.0% 3.0% 10 3.0% 6 1.6% 5 2.0% 1.0% 0 0.0% APTS BRG IRT BRT NXRT BRG IRT APTS BRT NXRT Source: Company filings, SNL [1] As of the quarter ended June 30, 2018 PAGE 15 [2] Average occupancy for BRT excludes properties that are not stabilized and Retreat at Cinco Ranch [3] Twelve months ended June 30, 2018.

Recent Acquisitions THE AVENUE PARC AT 980 ▪ Purchase price: $71.3 million ▪ Purchase price: $77.3 million ▪ Location: Ocoee, FL ▪ Location: Lawrenceville, GA ▪ Number of units: 522 ▪ Number of units: 586 ▪ Value-Add ▪ Value-Add ANATOLE APARTMENTS LANDINGS OF CARRIER PARKWAY ▪ Purchase price: $20.5 million ▪ Purchase price: $30.8 million ▪ Location: Daytona Beach, FL ▪ Location: Grand Prairie, TX ▪ Number of units: 208 ▪ Number of units: 281 ▪ Value-Add ▪ Value-Add PAGE 16 | Source: Company Press Releases

History of Value Creation

Dispositions

DISPOSITION DATE	PROPERTY NAME	LOCATION	# OF UNITS	BRT SHARE OF GAIN ON SALE	IRR[1]
Feb-15	Water Vistas	Lawrenceville, GA	170	$1.4mm	27.0%
Jul-15	Palms on Westheimer	Houston, TX	798	$3.1mm	23.5%[2]
Jul-15	Ivy Ridge	Marietta, GA	207	$4.6mm	31.7%
Mar-16	Grove at Trinity Pointe	Cordova, TN	464	$4.5mm	21.2%
Mar-16	Mountain Park Estates	Kennesaw, GA	450	$6.3mm	26.0%
Apr-16	Courtney Station	Pooler, GA	300	$4.3mm	13.0%
Jun-16	Madison at Schilling Farms	Collierville, TN	324	$3.7mm	10.0%
Jun-16	Village Green	Little Rock, AK	172	$0.4mm	10.0%
Sep-16	Sundance	Wichita, KS	496	$5.4mm	32.0%
Oct-16	Southridge	Greenville, SC	350	$9.2mm	27.0%
Oct-16	Spring Valley	Panama City, FL	160	$3.9mm	37.0%
Nov-16	Sandtown Vista	Atlanta, GA	350	$4.7mm	40.2%
Nov-16	Autumn Brook	Hixson, TN	156	$0.5mm	-5.1%
Jul-17	Meadowbrook	Humble, TX	260	$4.6mm	23.5%[2]
Jul-17	Parkside	Humble, TX	160	$2.8mm	23.5%[2]
Jul-17	Ashwood Park	Pasadena, TX	144	$1.7mm	23.5%[2]
Oct-17	Waverly Place Apartments	Melborune, FL	208	$10.0mm	25.0%[3]
Feb-18	Fountains	Palm Beach Gardens, FL	542	$21.2mm	25.0%[3]
Feb-18	Apartments at the Venue	Valley, AL	618	$5.2mm	15.7%
TOTAL WEIGHTED AVERAGE			**6,329**	**$97.5mm**	

PAGE 17

Note: As of August 15, 2018 [1] Net IRR to BRT after promotes paid out to partners
[2] Represents IRR for portfolio of properties in a crossed joint venture
[3] Represents IRR for portfolio of properties in a crossed joint venture

Development Opportunities Superior Locations with Limited New Supply ▪ Pursue Class A / A+ new construction in emerging ▪ Garden style or mid-rise construction Southeast US markets ▪ Targeting unlevered stabilized return of at least 7% ▪ Willing to provide at least 50% of the required equity CURRENT DEVELOPMENT PROJECTS Canalside Sola, Columbia SC Bells Bluff, Nashville, TN (rendering) (rendering) Location Estimated Capital Drawn Planned Units Development Cost Columbia, SC1 $60,697,000 $47,100,100 338 Nashville, TN $73,263,000 $34,515,852 402 PAGE 18 [1] Owned by an unconsolidated joint venture.

Development Case Study Greenville, SC PROPERTY DESCRIPTION ACQUISITION DATA DEVELOPMENT RETURN ON INVESTMENT ▪ Brand new construction ▪ Purchased land for ▪ Development was completed on time ▪ Property sold in October in downtown Greenville $7mm in January 2014 and budget 2016 for $68mm or $188,888 market per unit ▪ Development budget of ▪ Property was sold at the end of ▪ 360 unit mid-rise mixed $51.5mm, or $143,000 lease-up ▪ Net IRR of 27% to BRT use apartment complex per unit ▪ Oversaturation of Greenville market ▪ Built in 2016 at time of sale. Provided opportunity to recycle capital effectively. PAGE 19

Value-Add Case Study: Houston Portfolio Houston, TX PROPERTY DESCRIPTION ACQUISITION/DISPOSITION DATA VALUE ADD UPGRADES ▪ 3 class B multi-family properties located ▪ Purchased for $22.66mm, or $40,177, ▪ Upgraded interior units with new in Humble, TX and Pasadena, TX per unit, in October 2013 refrigerators, range/ovens, and dishwashers as well as new flooring in select units ▪ Built in 1982,1983,1984 ▪ Blended acquisition cap rate of 6.44% ▪ ▪ (based on year 1 projection and total Upgraded a majority of the units while 564 units cost) providing upside to the next buyer with future renovations plans ▪ Capex budget of $1.2mm, or $2,100 per unit ▪ Sold in July 2017 for $39.05mm, or 69,238 per unit VALUE ADD PROGRAM RETURN ON INVESTMENT Before Renovation After Renovation Property Average Cost Per Unit Average Monthly Rent ROI NOI CAGR over Hold Period Increase Ashwood $2,638 $83 38% 18% Meadowbrook $2,593 $96 45% 13% Parkside $2,886 $86 36% 16% PAGE 20

Well Laddered Debt Maturities ▪ Weighted average rate on property debt is 4.15% with a weighted averaged remaining term to maturity of 7.2 years1 ▪ Attractive corporate level subordinated notes bear interest at the rate of 3M LIBOR + 200bps and mature on April 30, 2036. The rate was 4.36% on June 30, 2018 TOTAL PRINCIPAL PAYMENT SCHEDULE2 USD in millions $700 $37.4 $600 $500 $400 $300 $619.2 $200 $100 $62.6 $30.4 $49.5 $5.8 $22.6 $0 2018 2019 2020 2021 2022 Thereafter Mortgage Debt Subordinated Note: All data as of the quarter ended June 30, 2018 PAGE 21 [1] Weighted by outstanding mortgage balance [2] Subsequent to June 30, 2018, $29 million of debt maturing in 2018 was extended to July 2019. Accordingly, $1.4 million remains to be paid as principal in 2018.

Investment Highlights Differentiated Strategy Strong Growth Opportunity Stable Portfolio and Robust Pipeline Proven Management with Close Alignment of Interests PAGE 22